EXHIBIT 99.1 A10 Networks Reports 14% Organic Growth for Q1 2022, Driven by Security-Led Solutions Portfolio diversification enabled consistent and profitable growth, mitigating macro headwinds SAN JOSE, Calif., May 3, 2022 -- A10 Networks (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its first quarter ended March 31, 2022. First Quarter 2022 Financial Summary • Revenue of $62.7 million, up 14.3% year-over-year. • Security-led product revenue grew 20.1% year-over-year. • Revenue growth led by 25.5% increase in the Americas year-over-year. • GAAP gross margin of 79.5%; non-GAAP gross margin of 80.2% as a result of better product mix and successfully navigated short-term input cost pressures. • GAAP net income of $6.3 million, or $0.08 per diluted share, compared with net income of $2.7 million, or $0.03 per diluted share in the first quarter of 2021. • Non-GAAP net income of $10.0 million, or $0.13 per diluted share, compared with non-GAAP net income of $9.4 million, or $0.12 per diluted share in the first quarter of 2021. • Adjusted EBITDA of $13.5 million, representing 21.6% of revenue. • Repurchased 2.1 million shares in the quarter for a total of $28.3 million. • The Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on June 1st, 2022 to stockholders of record at the close of business on May 16th, 2022. A reconciliation between GAAP and non-GAAP information is contained in the financial statements below. “Our focus on security-led solutions, improved sales execution in North America, and diversity in terms of customers continues to drive consistent growth above our targets and strong profit margins, moving us closer to our Rule of 40 goal,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Demand for cybersecurity and infrastructure solutions remains a catalyst for our growth despite headwinds in Asia, continued supply chain challenges and typical fluctuations in buying patterns. We continued our share buyback and dividend program in the quarter, while also investing in future growth.” “We believe we are now well-positioned to achieve the high end of our full year targets around top line growth of 10 – 12% and expanding EBITDA in the range of 26 – 28%,” continued Trivedi. Conference Call Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, May 3, 2022, to discuss these results. Interested parties may access the conference call by dialing (844) 200-6205 or (929) 526-1599 and entering passcode 188304. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven business days and may be accessed by dialing (866) 813-9403 or (929) 458-6194 and entering the passcode 198641. Forward-Looking Statements This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, quarterly dividend payments, drivers of growth, demand, supply chain challenges, positioning, growth and EBITA expectations. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic on our business and the business of our customers; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end- consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 8, 2022. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP Financial Measures In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables and Exhibit 99.2 contain certain non-GAAP financial measures, including non- GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, (v) non-recurring facilities expense, and (vi) release of deferred tax asset valuation allowance. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) benefit from (provision for) income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense, (vii) global distribution center transition expense, and (viii) non-recurring facilities expense. We have included our non-GAAP net income, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. About A10 Networks A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.  The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners. Investor Contact: Rob Fink FNK IR 646.809.4048 aten@fnkir.com Brian Becker Chief Financial Officer investors@a10networks.com Source: A10 Networks, Inc.

A10 NETWORKS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands, except per share amounts, on a GAAP Basis)   Three Months Ended March 31, 2022 2021 Revenue: Products $ 37,045 $ 30,540 Services 25,627 24,303 Total revenue 62,672 54,843 Cost of revenue: Products 8,633 7,086 Services 4,206 5,413 Total cost of revenue 12,839 12,499 Gross profit 49,833 42,344 Operating expenses: Sales and marketing 22,782 19,092 Research and development 12,887 13,981 General and administrative 6,162 5,247 Total operating expenses 41,831 38,320 Income from operations 8,002 4,024 Non-operating expense, net: Interest and other expense, net (513) (1,183) Total non-operating expense, net (513) (1,183) Income before provision for income taxes 7,489 2,841 Provision for income taxes 1,400 184 Net income $ 6,349 $ 2,657 Net income per share: Basic $ 0.08 $ 0.03 Diluted $ 0.08 $ 0.03 Weighted-average shares used in computing net income per share: Basic 76,795 76,704 Diluted 79,285 79,636

A10 NETWORKS, INC. RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME (unaudited, in thousands, except per share amounts)   Three Months Ended March 31, 2022 2021 GAAP net income $ 6,349 $ 2,657 Non-GAAP adjustments: Stock-based compensation and related payroll tax 3,681 4,620 Amortization expense related to acquisition — 253 Global distribution center transition expense — 1,911 Non-GAAP net income $ 10,030 $ 9,441 GAAP net income per share: Basic $ 0.08 $ 0.03 Diluted $ 0.08 $ 0.03 Non-GAAP adjustments: Stock-based compensation and related payroll tax 0.05 0.06 Amortization expense related to acquisition — — Global distribution center transition expense — 0.03 Non-GAAP net income per share: Basic $ 0.13 $ 0.12 Diluted $ 0.13 $ 0.12 Weighted-average shares used in computing non-GAAP net income per share: Basic 76,795 76,704 Diluted 79,285 79,636

A10 NETWORKS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited, in thousands, except par value, on a GAAP Basis) March 31, 2022 December 31, 2021 ASSETS Current assets:     Cash and cash equivalents $ 67,758 $ 78,925  Marketable securities 96,945 106,117  Accounts receivable, net of allowances of $708 and $543, respectively 49,282 61,795  Inventory 20,832 22,462  Prepaid expenses and other current assets 17,416 14,720  Total current assets 252,233 284,019  Property and equipment, net 13,460 10,692  Goodwill 1,307 1,307  Deferred tax assets, net 65,555 65,773  Other non-current assets 29,192 31,294  Total assets $ 361,747 $ 393,085  LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities:     Accounts payable $ 4,994 $ 6,852  Accrued liabilities 30,213 36,101  Deferred revenue 74,125 73,132  Total current liabilities 109,332 116,085  Deferred revenue, non-current 47,224 48,499  Other non-current liabilities 19,214 19,613  Total liabilities 175,770 184,197  Commitments and contingencies Stockholders' equity: Common stock, $0.00001 par value: 500,000 shares authorized; 85,117 and 84,717 shares issued and 75,701 and 77,423 shares outstanding, respectively 1 1  Treasury stock, at cost: 9,416 and 7,294 shares, respectively (83,999) (55,677) Additional paid-in-capital 449,742 446,035  Dividends paid (7,749) (3,880) Accumulated other comprehensive income (1,005) (229) Accumulated deficit (171,013) (177,362) Total stockholders' equity 185,977 208,888  Total liabilities and stockholders' equity $ 361,747 $ 393,085

A10 NETWORKS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands, on a GAAP Basis) Three Months Ended March 31, 2022 2021 Cash flows from operating activities: Net income $ 6,349 $ 2,657 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,844 2,413 Stock-based compensation 3,452 4,399 Other non-cash items 287 181 Changes in operating assets and liabilities: Accounts receivable 12,535 (315) Inventory 1,433 1,086 Prepaid expenses and other assets (1,568) (60) Accounts payable (1,857) (501) Accrued and other liabilities (6,287) (12,106) Deferred revenue (280) 4,519 Net cash provided by operating activities 15,908 2,273 Cash flows from investing activities: Proceeds from sales of marketable securities 4,550 1,300 Proceeds from maturities of marketable securities 17,173 24,140 Purchases of marketable securities (13,635) (36,197) Purchases of property and equipment (3,137) (769) Net cash provided by (used in) investing activities 4,951 (11,526) Cash flows from financing activities: Proceeds from issuance of common stock under employee equity incentive plans 165 1,756 Repurchase of common stock (28,322) (88) Payments for dividends (3,869) — Net cash provided by (used in) financing activities (32,026) 1,668 Net decrease in cash and cash equivalents (11,167) (7,585) Cash and cash equivalents—beginning of period $ 78,925 $ 83,281 Cash and cash equivalents—end of period $ 67,758 $ 75,696

A10 NETWORKS, INC. RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT (unaudited, in thousands, except percentages)   Three Months Ended March 31,   2022 2021 GAAP gross profit $ 49,833 $ 42,344 GAAP gross margin 79.5% 77.2 % Non-GAAP adjustments: Stock-based compensation and related payroll tax 428 641 Global distribution center transition expense — 273 Non-GAAP gross profit $ 50,261 $ 43,258 Non-GAAP gross margin 80.2% 78.9 % A10 NETWORKS, INC. RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO NON-GAAP TOTAL OPERATING EXPENSES (unaudited, in thousands)   Three Months Ended March 31,   2022 2021 GAAP total operating expenses $ 41,831 $ 38,320 Non-GAAP adjustments: Stock-based compensation and related payroll tax (3,681) (3,979) Amortization expense related to acquisition — (253) Global distribution center transition expense — (1,638) Non-GAAP total operating expenses $ 38,578 $ 32,450

A10 NETWORKS, INC. RECONCILIATION OF GAAP INCOME FROM OPERATIONS TO NON-GAAP OPERATING INCOME (unaudited, in thousands, except percentages)   Three Months Ended March 31,   2022 2021 GAAP income from operations $ 8,002 $ 4,024 GAAP operating margin 12.8% 7.3 % Non-GAAP adjustments: Stock-based compensation and related payroll tax 3,681 4,620 Amortization expense related to acquisition — 253 Global distribution center transition expense — 1,911 Non-GAAP operating income $ 11,683 $ 10,808 Non-GAAP operating margin 18.6% 19.7 % A10 NETWORKS, INC. RECONCILIATION OF GAAP NET INCOME TO EBITDA AND ADJUSTED EBITDA (NON-GAAP) (unaudited, in thousands)   Three Months Ended March 31,   2022 2021 GAAP net income $ 6,349 $ 2,657 Exclude: Interest and other expense, net 513 1,183 Exclude: Depreciation and amortization expense 1,844 2,413 Exclude: Provision for income taxes 1,140 184 EBITDA 9,846 6,437 Exclude: Stock-based compensation and related payroll tax 3,681 4,620 Exclude: Global distribution center transition expense — 1,911 Adjusted EBITDA $ 13,527 $ 12,968